UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 18, 2019

TECHCARE CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-55680

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

1140 Avenue of the Americas, New York, NY	10036
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: (646) 380-6645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

As previously reported on January 22, 2019, TechCare Corp, (the “Registrant”) entered into a subscription agreement (the “Subscription Agreement”) with ICB Biotechnology Investments Ltd. (the “Investor”). Pursuant to the terms of the Subscription Agreement, on March 13, 2019, the Registrant issued and sold to the Investor 957,854 shares of common stock, par value $0.0001 per share (the “Shares”), for a price per Share of $0.261, for aggregate consideration of $250,000. In accordance with the terms of the Subscription Agreement, upon the formation of a joint venture with China-Israel Biological Technology Co. Ltd., (“CIBD”) the parent company of the Investor, and the transfer of the relevant intellectual property rights to the joint venture, the Registrant will issue and sell to the Investor an additional 957,854 Shares for an additional investment amount of $250,000 (the “Additional Investment”). In addition, subject to the consummation of the Additional Investment, the Registrant will grant the Investor an option to purchase up to additional 833,333 Shares at a price per share of $0.60, for aggregate consideration of up to $1,000,000.

In addition, in accordance with the Subscription Agreement and as previously reported on January 22, 2019, effective March 18, 2019, Ningzhou Zhang became a member of the Registrant’s board of directors.

The Shares issued pursuant to the Subscription Agreement were offered and sold pursuant to Regulation D or Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”), and therefore will be restricted securities and may be offered and resold only in transactions that are exempt from registration under the Securities Act and other applicable securities laws. The Investor is not a “U.S. Person,” as such term is defined under Rule 902 of Regulation S. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Tali Dinar
Name:	Tali Dinar
Title:	Chief Financial Officer

Date: March 18, 2019